UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 14, 2005


                                 DURAVEST, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Florida                          0-27489                       59-2624574
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


      37 Prince Arthur Avenue, Suite 300, Toronto, Ontorio, Canada M5R 1B2
      --------------------------------------------------------------------
           (Address of Principal Executive Offices, Including Zip Code


                                 (416) 961-1409
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9.    Financial Statements and Exhibits
----------    ---------------------------------

Item 9.01     Financial Statements and Exhibits
---------     ---------------------------------

     As reported in the Form 8-K dated January 14, 2005, filed on January 21, 2005 and to which this Amendment No. 1 is filed, on January 14, 2005, DuraVest, Inc. ("DuraVest") acquired all of the outstanding stock of Cardio Management Systems, Inc., a corporation organized under the Canada Business Corporation Act ("Cardio") in exchange for 10,000,000 newly issued shares of DuraVest's common stock. Cardio's only material asset is a majority of the outstanding stock (742,966 out of 1,482,966 outstanding shares) of Estracure, Inc., a corporation organized under the Canada Business Corporation Act ("Estracure"). The financial statements for Cardio and Estracure are filed herewith.

                                Table of Contents

O Estracure Inc. Financial Statements at December 31st 2004 and March 31st, 2004 and 2003 and cumulative from inception (October 3rd, 2001) to March 31 2004 (including index)

O Cardio Management Systems Inc. Financial Statements at November 30th, 2003 and 2004 (including index)

                                 Estracure Inc.
                          (A development stage company)

                              Financial Statements
                  December 31, 2004 and March 31, 2004 and 2003
                          and cumulative from inception
                       (October 3, 2001) to March 31, 2004


Independent Auditors' Report .........................................  4-5

Financial Statement

    Operations........................................................  6
    Deficit...........................................................  7
    Contributed Surplus...............................................  7
    Cash Flows........................................................  8
    Balance Sheets....................................................  9
    Notes to Financial Statements.....................................  10-16

INDEPENDENT AUDITORS' REPORT



To the Directors of
Estracure Inc., a development stage company


We have audited the balance sheets of Estracure Inc. (a development stage company) as at March 31, 2004 and 2003 and the statements of operations, deficit, contributed surplus and cash flows for each of the years of the two-year period ended March 31, 2004 and for the period from inception (October 3, 2001) to March 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2004 and 2003 and the results of its operations and its cash flows for each of the years of the two-year period ended March 31, 2004 in accordance with Canadian generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses, has never generated revenues from operations, and has funded its cash requirements from share issues and tax credits since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Raymond Chabot Grant Thornton LLP

Chartered Accountants

Montreal, Canada
March 29, 2005

Independent Auditors' Report

Estracure Inc.
(A development stage company)
Operations
(In Canadian dollars)


                                                                                                                 Cumulative
                                                             For the                                                   from
                                                          nine-month                                              inception
                                                        period ended         Years ended March 31               (2001-10-03)
                                                          2004-12-31  --------------------------------------             to
                                                         (Unaudited)              2004              2003         2004-03-31
                                                    ----------------  -----------------  ----------------   ----------------
                                                                  $                  $                 $                  $
Interest revenues                                            13,479             26,134            33,235             59,741
                                                    ----------------  -----------------  ----------------   ----------------
Research expenses
     Montreal Heart Institute (Note 3)                      468,906            310,095           600,329            910,424
     Clinical trials and related expenses                   188,500            371,800           234,000            656,500
     Salaries and employee benefits to a
     shareholder                                             45,000             63,425            62,948            126,373
     Consulting fees                                         43,012             33,115            32,415             65,530
     Travel and entertainment                                                    4,453                                4,453
     Patent fees                                                                                                     80,000
                                                    ----------------  -----------------  ----------------   ----------------
                                                            745,418            782,888           929,692          1,843,280
Scientific research and experimental
development tax credits                                    (330,125)          (186,238)         (678,450)          (864,688)
                                                    ----------------  -----------------  ----------------   ----------------
Net cost of research                                        415,293            596,650           251,242            978,592
                                                    ----------------  -----------------  ----------------   ----------------
Other expenses
     Professional fees                                       30,053             22,383            21,805             54,188
     Administrative and financial                             6,200              6,323               157              6,740
     Stock-based compensation                               356,890
                                                    ----------------  -----------------  ----------------   ----------------
                                                            393,143             28,706            21,962             60,928
                                                    ----------------  -----------------  ----------------   ----------------
Total net cost of research and other
expenses                                                    808,436            625,356           273,204          1,039,520
                                                    ----------------  -----------------  ----------------   ----------------
Net loss                                                    794,957            599,222           239,969            979,779
                                                    ================  =================  ================   ================


The accompanying notes are an integral part of the financial statements.

Estracure Inc.
(A development stage company)
Deficit
Contributed Surplus
(In Canadian dollars)


                                                                                                                 Cumulative
                                                            For the                                                    from
                                                         nine-month                                               inception
                                                        period ended           Years ended March 31             (2001-10-03)
                                                          2004-12-31  --------------------------------------             to
                                                         (Unaudited)              2004              2003         2004-03-31
                                                    ----------------  -----------------  ----------------   ----------------
                                                                  $                  $                 $                  $
DEFICIT
Balance, beginning of year                                1,719,856          1,120,634           378,612
Net loss                                                    794,957            599,222           239,969            979,779
Share issue expense                                                                                                 238,024
Dividends                                                    10,416                              502,053            502,053
                                                    ----------------  -----------------  ----------------   ----------------
Balance, end of year                                      2,525,229          1,719,856         1,120,634          1,719,856
                                                    ================  =================  ================   ================

CONTRIBUTED SURPLUS
Stock-based compensation costs and
contributed surplus, end of year                            356,890                  -                 -                  -
                                                    ================  =================  ================   ================


The accompanying notes are an integral part of the financial statements.

Estracure Inc.
(A development stage company)
Cash Flows
(In Canadian dollars)


                                                                                                                 Cumulative
                                                            For the                                                    from
                                                         nine-month                                               inception
                                                        period ended         Years ended March 31               (2001-10-03)
                                                          2004-12-31  -----------------------------------                to
                                                         (Unaudited)             2004               2003         2004-03-31
                                                    ----------------  ----------------   ----------------  -----------------
                                                                  $                 $                  $                  $
OPERATING ACTIVITIES
Net loss                                                   (794,957)         (599,222)          (239,969)          (979,779)
Stock-based compensation costs                              356,890
Changes in non-cash working capital
items
     Advance to a shareholder                                                                         13
     Accounts receivable                                     15,045           (16,133)               (10)           (33,054)
     Scientific research and experimental
     development tax credits receivable                     358,563          (186,238)          (678,450)          (864,688)
     Prepaid expenses - Montreal Heart
     Institute                                              (56,094)           60,095           (399,671)          (339,576)
     Prepaid expenses - other                                (1,369)           (2,737)                               (2,737)
     Accounts payable                                       (10,842)           23,059             (6,987)            26,007
     Accrued liabilities                                    210,175           404,584            288,220            753,754
                                                    ----------------  ----------------   ----------------  -----------------
Cash flows from (used in) operating
activities                                                   77,411          (316,592)        (1,036,854)        (1,440,073)
                                                    ----------------  ----------------   ----------------  -----------------

FINANCING ACTIVITIES
Dividends paid                                             (512,469)
Issue of capital stock                                                                                            2,500,050
Share issue expense                                                                                                (238,024)
                                                    ----------------  ----------------   ----------------  -----------------
Cash flows from (used in) financing
activities                                                 (512,469)                -                  -          2,262,026
                                                    ----------------  ----------------   ----------------  -----------------
Net increase (decrease) in cash and
cash equivalents                                           (435,058)         (316,592)        (1,036,854)           821,953
Cash and cash equivalents, beginning of
year                                                        821,953         1,138,545          2,175,399
                                                    ----------------  ----------------   ----------------  -----------------
Cash and cash equivalents, end of year                      386,895           821,953          1,138,545            821,953
                                                    ================  ================   ================  =================

CASH AND CASH EQUIVALENTS
Cash                                                        386,895            71,953          1,138,545             71,953
Term deposit                                                                  750,000                               750,000
                                                                      ----------------   ----------------  -----------------
                                                    ----------------  ----------------   ----------------  -----------------
                                                            386,895           821,953          1,138,545            821,953
                                                    ================  ================   ================  =================


The accompanying notes are an integral part of the financial statements.

Estracure Inc.
(A development stage company)
Balance Sheets
(In Canadian dollars)


                                                                                                       March 31
                                                                            2004-12-31   -----------------------------------
                                                                            (Unaudited)             2004               2003
                                                                      -----------------  ----------------   ----------------
                                                                                     $                 $                  $
ASSETS
Current assets
     Cash                                                                      386,895            71,953          1,138,545
     Term deposit, 2% interest, maturing April 15, 2004,
     at cost                                                                                     750,000
     Accounts receivable (including $2,621 from a
     shareholder as at December 31, 2004, March 31,
     2004 and 2003)                                                             18,009            33,054             16,921
     Scientific research and experimental development
     tax credits receivable                                                    506,125           864,688            678,450
     Prepaid expenses - Montreal Heart Institute                               395,670           339,576            399,671
     Prepaid expenses - other                                                    4,106             2,737
                                                                      -----------------  ----------------   ----------------
                                                                             1,310,805         2,062,008          2,233,587
Sublicense                                                                           1                 1                  1
                                                                      -----------------  ----------------   ----------------
                                                                             1,310,806         2,062,009          2,233,588
                                                                      =================  ================   ================

LIABILITIES
Current liabilities
     Accounts payable (including $3,298 to the parent
     company of a shareholder as at December 31, 2004,
     March 31, 2004 and 2003)                                                   15,165            26,007              2,948
     Accrued liabilities (including $45,000 to a
     shareholder as at December 31, 2004; $40,291 as at
     March 31, 2004 and 2003)                                                  963,929           753,754            349,170
     Dividends payable                                                                           502,053            502,053
                                                                      -----------------  ----------------   ----------------
                                                                               979,094         1,281,814            854,171
                                                                      -----------------  ----------------   ----------------
SHAREHOLDERS' EQUITY
Capital stock (Note 4)                                                       2,500,051         2,500,051          2,500,051
Contributed surplus                                                            356,890
Deficit                                                                     (2,525,229)       (1,719,856)        (1,120,634)
                                                                      -----------------  ----------------   ----------------
                                                                               331,712           780,195          1,379,417
                                                                      -----------------  ----------------   ----------------
                                                                             1,310,806         2,062,009          2,233,588
                                                                      =================  ================   ================


The accompanying notes are an integral part of the financial statements.

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


1 - GOVERNING STATUTES, NATURE OF OPERATIONS AND GOING CONCERN

Estracure Inc. ("Estracure" or the "Company") was incorporated under the Canada Business Corporations Act on October 3, 2001. Estracure, which is a spin-off of the Montreal Heart Institute ("MHI"), is a development stage biopharmaceutical company whose mission is to develop and commercialize, through strategic alliances with major partners involved in the cardiovascular field, novel and safe therapeutic products to improve the treatment and clinical outcomes of patients suffering from coronary heart disease (CHD), mainly restenosis and vulnerable plaque, as well as other vascular diseases.

Estracure's core technology is based on 17-b-Estradiol ("Estradiol"), a natural and endogenous hormone derived from estrogen which possesses cardioprotective properties. The Estradiol technology is used under an exclusive sublicense agreement dated December 21, 2001 under which Innovacor, a MHI's licensee, grants to Estracure an exclusive worlwide sublicense.

Since the beginning of the research project on Estradiol, the initial research team and, more recently, Estracure have achieved the following milestones: demonstrating in pre-clinical studies the beneficial effects of Estradiol in the prevention of restenosis and initiating a multicenter Phase IIb human clinical trial, making progress on establishing its mode of action, and negotiating one worldwide exclusive license agreement with the MHI and is negotiating a second one.

To date, the Company has funded its cash requirements from share issues and tax credits. The Company is considered to be in the development stage and will continue to be considered as such until it generates significant revenues. The Company's success is dependent upon successfully bringing its technologies to the market, obtaining the needed prescribed approvals and achieving future profitable operations.

The financial statements have been prepared on the basis of accounting principles applicable to a going concern which assume that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. The continuation of the Company's activities is dependent upon the success of future operations and the continued support of its shareholders. It will be necessary for the Company to raise additional funds for the development of its products and there can be no assurance it will be able to do so.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the inability of the Company to continue as a going concern.

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


2 - ACCOUNTING POLICIES

Unaudited interim financial statements

The accompanying financial statements and notes thereto as at December 31, 2004 and for the nine-month period ended December 31, 2004, are unaudited. These unaudited financial statements have been prepared on the same basis as the audited financial statements and include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash flows for the period presented.

Accounting estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and notes to financial statements. These estimates are based on management's best knowledge of current events and actions that the Company may undertake in the future. Actual results may differ from those estimates.

Research and development costs

Research costs are expensed as incurred. Development costs are expensed as incurred unless such costs meet the criteria under Canadian generally accepted accounting principles for deferral and amortization. To date, no development costs have been deferred.

Amounts in connection with government assistance programs, such as investment tax credits for scientific research and experimental development expenditures, are applied against the related expenses when the expenditures are made, provided that the Company is reasonably certain that the credits will be received. The investment tax credits must be examined and approved by the tax authorities and it is possible that the amounts granted will defer from the amounts recorded.

Related party transactions

Research expenses - Montreal Heart Institute represent related party transactions concluded in the normal course of business as MHI is the parent company of a 24% shareholder. Salaries and employee benefits represent related party transactions concluded in the normal course of business as the employee is also a 37% shareholder. These transactions were measured at the exchange amount, that is the amount established and accepted by the parties.

Cash and cash equivalents

The Company's policy is to present cash and temporary investments having a term of three months or less from the aquisition date with cash and cash equivalents.

Fair value of financial instruments

The fair value of cash, term deposit, accounts receivable, accounts payable, accrued liabilities and dividends payable is equivalent to the carrying amount given the short-term maturity period.

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


2 - ACCOUNTING POLICIES (Continued)

Stock option plan

Under its stock option plan, the Company grants share purchase options to certain directors, officers, employees, consultants and key persons. The Company measures the compensation cost of stock options issued under employee and non-employee compensation plans using a fair value-based method. Compensation costs are measured at the grant date based on the fair value of the award using the Black-Scholes option pricing model and are recognized as stock-based compensation costs over the vesting period.

The Black-Scholes option pricing model used to calculate option values as well as other currently accepted option valuation models were developed to estimate the fair value of freely tradeable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards. The models also require highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated values.

Income taxes

The Company uses the liability method of accounting for income taxes. Under this method, future income tax assets and liabilities are determined according to differences between the carrying amounts and tax bases of assets and liabilities. They are measured by applying enacted or substantively enacted tax rates and laws at the date of the financial statements for the years in which the temporary differences are expected to reverse. The Company establishes a valuation allowance against future tax assets if, based on available information, it is not more likely than not that some or all of the future tax assets will be realized.

3 - RESEARCH AGREEMENT WITH THE MONTREAL HEART INSTITUTE

On December 21, 2001, the Company signed a research agreement with the MHI, under which MHI shall conduct, on behalf and for the benefit of Estracure, the Estradiol clinical study. The research agreement initial term was from January 7, 2002 to July 7, 2003. The research agreement calls for a total payment of $2,350,000 to be made following a payment schedule of 50% on January 15, 2002, 40% on December 1, 2002 and 10% on July 15, 2003.

As at March 31, 2004, neither the initial term nor the payment schedule of the research agreement have been followed as the Company is instead dealing with the MHI on a cash calls basis and for an undetermined term considering their related party and good business relation. Under the research agreement, total payments of $2,350,000 were supposed to be made as at March 31, 2004 and payments totalling only $1,250,000 were actually paid. Thus, an amount of $1,100,000 is still to be paid.

The Company expenses research costs as they are incurred. As at March 31, 2004, the Company has recorded cumulative research expenses of $910,424 ($600,329 as at March 31, 2003) and made cumulative payments of $1,250,000 ($1,000,000 as at March 31, 2003), resulting in a prepaid expense - MHI of $339,576 as at March 31, 2004 ($399,671 as at March 31, 2003).

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


4 - CAPITAL STOCK

Authorized

Unlimited number of shares without par value

     Common shares, voting and participating

     Special common shares, same features as the common shares but non-voting

     Class "A" preferred shares, voting, non-participating, non-cumulative dividend of a maximum of 12% of the redemption price, redeemable for the fair value of the consideration received upon issuance plus any declared but unpaid dividends at the Company's and the holder's option

     Class "B" preferred shares, voting, non-participating, non-cumulative dividend of a maximum of 13% of the redemption price, redeemable for the fair value of the consideration received upon issuance plus any declared but unpaid dividends at the Company's and the holder's option


                                                                                    March 31
                                                           2004-12-31    -----------------------------------
                                                           (Unaudited)              2004               2003
                                                      ----------------   ----------------  -----------------
                                                                    $                  $                  $
Issued and fully paid
100 common shares (1,000,000 as of December 31,
2004) (a)                                                   2,500,051          2,500,051          2,500,051
                                                      ================   ================  =================



(a) Subdivision of common shares

     On July 29, 2004, the shareholders of the Company decided to amend its articles in order to subdivide the common shares on a 1 to 10,000 basis. On September 8, 2004, the Company has subdivided its 100 issued and outstanding common shares into 1,000,000 issued and outstanding common shares.

(b) Modification of articles

     On January 12, 2004, a shareholder's resolution was adopted to amend the articles of the Company to include to the authorized capital stock an unlimited number of special common shares.

(c) Stock option plan

     On March 11, 2004, the Board of Directors of the Company has adopted and approved a stock option plan (the "2004 Stock Option Plan") for certain directors, officers, employees, consultants and key persons to the Company. The Board of Directors may determine the time during which any options may vest, the exercise price and any other conditions. The options shall be for such periods as determined by the Board of Directors, up to a maximum of ten years.

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


4 - CAPITAL STOCK (Continued)

     On April 7, 2004, the Company granted an option to a director to purchase shares of the Company. This stock option agreement sets the following terms and conditions for the grant: a number of shares equivalent to 4% of all of the issued and outstanding shares of the Company at the time of the exercise of the option by the participant, an option exercise price of $25,000 per share ($2.50 per share after the subdivision of common shares of July 29, 2004), no vesting period and a term of the earlier of ten years after the grant date, or the occurrence of any event described in the plan.

     The fair value of options granted was estimated using the Black-Scholes option pricing model taking into account an expected life of ten years, a semi-annual risk-free interest rate of 4.5%, a volatility of 86%, and no expected dividend. As all the options vested at grant date, the fair value of options granted and the stock-based compensation costs were $356,890 for the period ended December 31, 2004. The contributed surplus was increased by the same amount.

     As at December 31, 2004, outstanding options have the following features (based on the issued and fully paid capital stock as at December 31, 2004):

                                                      Options
                                              outstanding and exercisable
                                          -----------------------------------
                                                Number of
     Remaining contractual life                   options     Exercise price
     --------------------------           ----------------  -----------------
                                                                           $
     10 years                                      40,000               2.50
                                          ================  =================

(d)  Dividend renunciation

     A shareholder of the Company waived and renounced its right to receive payment of dividends declared and paid by the Company up to an aggregate amount of $254,935. This shareholder has renounced a dividend of $176,397 as of March 31, 2004.

(e)  Shareholders' agreement

     On December 21, 2001, the Company intervened into a unanimous shareholders' agreement ("Agreement"), which includes provisions for administration and management of the business of the Company, conflict of interest, preemptive right for a shareholder, right of first refusal, drag-along and tag-along rights, forced withdrawal from the Company, incapacity and permanent disability and transfer of shares upon death.

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


5 - INCOME TAXES

The future income tax asset resulting from operating losses is not recorded in the financial statements. These losses, which are available to reduce income taxes in future years, aggregate $154,300 for federal and provincial purposes. The Company will be able to take advantage of the tax benefit resulting from the loss carry-forwards expiring as follows:

                                                                        $
                                                         -----------------

2009                                                               57,300
2010                                                               39,100
2014                                                               57,900
                                                         -----------------
                                                                  154,300
                                                         =================

The future income tax asset resulting from research and development expenses is not recorded in the financial statements. These expenses, which are available to reduce income taxes in future years, aggregate $637,000 for federal purposes and $1,219,000 for provincial purposes, and can be carried forward over an indefinite period.

6 - COMMITMENT

The Company is subject to financing fees payable to the general partner of a shareholder on investments made by third parties in the Company. The fees, based on the amount of the investments, are established as follows:

-    3% for investments under $6,000,000;

-    2% for the investment portion between $6,000,001 and $15,000,000;

-    1% for the investment portion exceeding $15,000,001.

7 - SUBSEQUENT EVENTS

The following events all occurred on January 14, 2005:

- The Company entered into a subscription agreement under which it issued a total of 482,966 common shares for a total cash consideration of $7,500,000, less financing fees of $210,000 (see Note 6). This subscription agreement followed an agreement in principle dated November 16, 2004 under which one shareholder, Cardio Management Systems Inc. (the majority shareholder), contemplated to subscribe and purchase a number of common shares of the Company such that, upon the issuance of these shares, this majority shareholder will hold, on the aggregate and on a fully diluted basis, 50% plus one of the issued voting shares of the Company.

Estracure Inc.
(A development stage company)
Notes to Financial Statements
(The information included in the notes to financial statements for the nine-month period ended December 31, 2004 is unaudited.)
(In Canadian dollars)


7 - SUBSEQUENT EVENTS (Continued)

- All shareholders waived their preemptive rights under the shareholders' agreement dated December 21, 2001 in order to permit the majority shareholder to gain control of the Company;

- All the outstanding shares of the majority shareholder, Cardio Management Systems Inc., were acquired pursuant to the exercise of an option by DuraVest, Inc. ("Duravest"), a public company incorporated in the United States of America under the laws of the State of Florida. As a result of this acquisition of shares, the Company became a subsidiary of Duravest which holds through its wholly-owned subsidiary a 50.10% share in the Company;

- The Company entered into an amended and restated unanimous shareholders' agreement, which includes provisions for administration and management of the business of the Company, conflict of interest, preemptive right for a shareholder, right of first refusal, drag-along and tag-along rights, forced withdrawal from the Company, incapacity and permanent disability and transfer of shares upon death;

- The optionee under the stock option plan was granted, in consideration of his acceptance of the cancellation of all options of the Company, the right and option to purchase up to 600,000 shares of Duravest common stock.

8 - SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES (U.S. GAAP) AND IN CANADA (CANADIAN GAAP)

The financial statements have been prepared in accordance with Canadian GAAP. In the case of the Company, the financial statements conform in all material respects with the recognition and measurement requirements under U.S. GAAP, except for the following:

- The share issue expense of $238,024 cumulative from inception to March 31, 2004, shown as an increase in deficit under the Canadian GAAP, would be shown as a reduction of capital stock under U.S. GAAP;

- The scientific research and experimental development tax credits of $186,238 for the year ended March 31, 2004 ($678,450 for the year ended March 31, 2003), shown as a reduction of research expenses under Canadian GAAP, would be included in the income tax expense under U.S. GAAP.

                         Cardio Management Systems Inc.
                          (A development stage company)

                              Financial Statements
                           November 30, 2004 and 2003



Auditors' Report.......................................................  18-19

Financial Statements

   Operations and Deficit..............................................  20
   Cash Flows..........................................................  21
   Balance Sheets......................................................  22
   Notes to Financial Statements.......................................  23-26

AUDITORS' REPORT



To the Shareholders of
Cardio Management Systems Inc.
(A development stage company)


We have audited the balance sheets of Cardio Management System Inc. (a development stage company) as at November 30, 2004 and 2003 and the statements of operations and deficit and cash flows for each of the years in the two-year period ended November 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at November 30, 2004 and 2003 and the results of its operations and its cash flows for each of the years in the two-year period ended November 30, 2004 in accordance with Canadian generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company has incurred significant losses, has never generated revenues from operations and has been dependent on investor capital and related party to sustain its activities since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Raymond Chabot Grant Thornton LLP


Chartered Accountants

Montreal, Canada
April 12, 2005

Cardio Management Systems Inc.
(A development stage company)
Operations and Deficit
(In Canadian dollars)


                                                                                                                 Cumulative
                                                                                                                       from
                                                                            Year ended        Year ended       inception to
                                                                            2004-11-30        2003-11-30         2004-11-30
                                                                      -----------------  ----------------   ----------------

OPERATIONS                                                                           $                 $                  $
Share in net loss of Estracure Inc.                                            245,638           132,446            461,430
                                                                      -----------------  ----------------   ----------------

Expenses
     Legal fees                                                                                                      15,000
     Professional fees                                                          12,178                               12,178
                                                                      -----------------  ----------------   ----------------
                                                                                12,178                 -             27,178
                                                                      -----------------  ----------------   ----------------
Net loss                                                                      (257,816)         (132,446)          (488,608)
DEFICIT
Balance, beginning of year                                                    (230,792)          (98,346)
                                                                      -----------------  ----------------   ----------------
Balance, end of year                                                          (488,608)         (230,792)          (488,608)
                                                                      =================  ================   ================


The accompanying notes are an integral part of the financial statements.

Cardio Management Systems Inc.
(A development stage company)
Cash Flows
(In Canadian dollars)


                                                                                                                 Cumulative
                                                                                                                       from
                                                                           Year ended         Year ended       inception to
                                                                           2004-11-30         2003-11-30         2004-11-30
                                                                      ----------------   ----------------  -----------------
                                                                                    $                  $                  $
OPERATING ACTIVITIES
Net loss                                                                     (257,816)          (132,446)          (488,608)
Changes in non-cash working capital items
     Share in net loss of Estracure Inc.                                      245,638            132,446            461,430
     Accounts payable to DuraVest, Inc.                                        12,178                                12,178
                                                                      ----------------   ----------------  -----------------
Cash flows used in operating activities                                             -                  -            (15,000)

INVESTING ACTIVITIES
Investment in Estracure Inc. and cash flows used in
investing activities                                                                                             (2,500,000)

FINANCING ACTIVITIES
Issue of capital stock and cash flows from financing
activities                                                                                                        2,515,000
                                                                      ----------------   ----------------  -----------------
Net change in cash                                                                  -                  -                  -
Cash, beginning of year
                                                                      ----------------   ----------------  -----------------
Cash, end of year                                                                   -                  -                  -
                                                                      ================   ================  =================


The accompanying notes are an integral part of the financial statements.

Cardio Management Systems Inc.
(A development stage company)
Balance Sheets
November 30,
(In Canadian dollars)


                                                                                                    2004               2003
                                                                                         ----------------   ----------------
                                                                                                       $                  $
ASSETS
Investment in Estracure Inc. (Note 3)                                                          2,038,570          2,284,208
                                                                                         ================   ================

LIABILITIES
Current liabilities
     Accounts payable to DuraVest, Inc.                                                           12,178                  -
                                                                                         ----------------   ----------------
SHAREHOLDERS' EQUITY
Capital stock (Note 4)                                                                         2,515,000          2,515,000
Deficit                                                                                         (488,608)          (230,792)
                                                                                         ----------------   ----------------
                                                                                               2,026,392          2,284,208
                                                                                         ----------------   ----------------
                                                                                               2,038,570          2,284,208
                                                                                         ================   ================


The accompanying notes are an integral part of the financial statements.

Cardio Management Systems Inc.
(A development stage company)
Notes to Financial Statements
November 30,
(In Canadian dollars)


1 - GOVERNING STATUTES, NATURE OF OPERATIONS AND GOING CONCERN

Cardio Management Systems Inc. ("Cardio" or the "Company") was incorporated on December 12, 2001 under the Canada Business Corporations Act.

Cardio was formed to provide funds to and acquire an investment in Estracure Inc., a corporation organized under the Canada Business Corporations Act ("Estracure").

The Company has been operating as a development stage enterprise since its inception and is devoting substantially all its effort to the ongoing development of the Company.

Going concern

The accompanying financial statements were prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the realization of assets and the satisfaction of its liabilities in the normal course of operations. Since inception, the Company has always incurred losses and has never generated revenues from operations, and has been dependent on investor capital and related party to sustain its activities. These issues all raise substantial doubt about the Company's ability to continue as a going concern.

The Company's continued existence is dependent upon its ability to meet its cash needs for its activities, principally by obtaining additional debt financing and equity capital. The Company presently has no source of additional capital. There are no assurances that the Company will be able to continue as a going concern.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the inability of the Company to continue as a going concern.

2 - ACCOUNTING POLICIES

Accounting estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and notes to financial statements. These estimates are based on management's best knowledge of current events and actions that the Company may undertake in the future. Actual results may differ from those estimates.

Principles of consolidation

Investments in which the Company exercises significant influence are accounted for under the equity method.

Cardio Management Systems Inc.
(A development stage company)
Notes to Financial Statements
November 30,
(In Canadian dollars)



2 - ACCOUNTING POLICIES (Continued)

Income taxes

The Company uses the liability method of accounting for income taxes. Under this method, future income tax assets and liabilities are determined according to differences between the carrying amounts and tax bases of assets and liabilities. They are measured by applying enacted or substantively enacted tax rates and laws at the date of the financial statements for the years in which the temporary differences are expected to reverse. The Company establishes a valuation allowance against future tax assets if, based on available information, it is more likely than not that some or all of the future tax assets will be realized. To this date, the Company has no future income tax asset or liability.

Fair value of financial instruments

The fair value of the accounts payable to DuraVest, Inc. is equivalent to the carrying amount given the short-term maturity period.

3 - INVESTMENT IN ESTRACURE

The Company owns a 26% interest in Estracure Inc. (26,000,000 common shares in 2004 following the July 29, 2004 stock-split on a 1 to 10,000 basis; 26 in
2003). These shares were acquired for a total cash consideration of $2,500,000.

Shareholders' agreement

On December 21, 2001, the Company became party to a unanimous Estracure's shareholders agreement, which includes provisions for administration and management of the business of the Company, conflict of interest, pre-emptive right for a shareholder, right of first refusal, drag-along right and tag-along right, forced withdrawal from the Company, incapacity and permanent disability and transfer of shares upon death.

Dividend renounciation

The Company waived and renounced to its right to receive payment of dividends declared and paid by Estracure up to an aggregate amount of $254,935 in consideration for the assumption of expenses by Estracure on behalf of the Company. The Company has renounced to a dividend of $176,397 as at November 30, 2004.

Cardio Management Systems Inc.
(A development stage company)
Notes to Financial Statements
November 30,
(In Canadian dollars)



4 - CAPITAL STOCK

Authorized

Unlimited number of common shares, voting, participating, without par value

                                                        2004               2003
                                             ----------------  -----------------
                                                           $                  $
Issued and fully paid
1,000,000 common shares                            2,515,000          2,515,000
                                             ================  =================

5 - CONDITIONAL ACQUISITION AGREEMENT

On April 4, 2002, the Company entered into a conditional stock exchange agreement with DuraVest, Inc. ("Duravest"), a corporation organized under the laws of the State of Florida (Duravest is a related party to the Company, as the president of Duravest also is the holder of record of all the Company's shares as nominee for Herne Finance Limited; Herne being controlled by a director of Duravest and Herne being a 13.6% shareholder of Duravest). Under the agreement, if certain conditions are met, Duravest will issue 5,000,000 shares of its common stock in exchange for all of the outstanding stock (1,000,000 shares) of the Company's stock and as a result, the Company will become a wholly-owned subsidiary of Duravest. The principal assets of the Company are shares of common stock of Estracure. If the stock exchange is completed, the stock of Estracure owned by the Company could be considered to be "investment securities" as such are defined by the Investment Company Act of 1940 ("40 Act"). The condition precedent to the completion of the stock exchange shall be the receipt by Duravest of either (1) a "no-action" letter from the SEC that the completion of the stock exchange with the resultant ownership by Duravest of the Company with its investment in Estracure (with Estracure not being a "majority owned subsidiary" of the Company under the 40 Act) will not cause a violation of the 40 Act; or (2) an opinion of counsel that the completion of the stock exchange with the resultant ownership by Duravest of the Company with its investment in Estracure (with Estracure not being a "majority owned subsidiary" of the Company under the 40 Act) will not cause a violation of the 40 Act. Duravest intends to pursue the satisfaction of either or both of these two conditions. However, there is no assurance that it will be able to satisfy either of them.

6 - SUBSEQUENT EVENTS

On January 14, 2005, the Company issued to Hunter Fund LTD, a British Virgin Islands' corporation ("Hunter Fund"), 9,000,000 shares of newly issued stock of the Company and an assignment of 1,000,000 outstanding shares of the Company from the president and director of the Company for a total cash consideration of $7,500,000. Pursuant to this transaction, Hunter Fund owns all of the Company's outstanding stock.

Cardio Management Systems Inc.
(A development stage company)
Notes to Financial Statements
November 30,
(In Canadian dollars)



6 - SUBSEQUENT EVENTS (Continued)

The Company used the $7,500,000 provided by Hunter Fund to make its second investment in Estracure. This second investment made on January 14, 2005 consists of the acquisition by the Company of an additional 482,966 newly issued shares of Estracure, making the Company the majority shareholder of Estracure with 50.1% of all the issued and outstanding common shares. Pursuant to this subscription agreement, a non-related party is claiming to Estracure a 5% finders fee totalling $375,000. Both companies are contesting this claim.

On January 14, 2005, the Company became a wholly-owned subsidiary of Duravest following a transaction between Hunter Fund and Duravest.

7 - SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING
    PRINCIPLES IN THE UNITED STATES (U.S. GAAP) AND IN CANADA (CANADIAN GAAP)

The financial statements have been prepared in accordance with Canadian GAAP which, in the case of the Company, conform in all material respects with the recognition and measurement requirements under U.S. GAAP.

     The following documents were filed as Exhibits to the Form 8-K dated January 14, 2005.

     Exhibit No.       Description of Exhibits

     12(e)             Option Agreement dated January 14,
                       2005 between DuraVest, Estracure,
                       Inc., Innovacor Limited Partnership,
                       Cardio at Work, Inc., and Mr. Sam
                       Greenberg

     12(f) Stock Option Agreement dated January 14, 2005 between As reported in the Form DuraVest and Mr. Jacques-Oliva Belair

     12(g)             DuraVest Press Release dated January 14, 2005





                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, therein to duly authorized.

                                        DURAVEST, INC.

Dated:   May 9, 2005                    By:  /s/ Patti Cooke
                                             -----------------------------------
                                            Patti Cooke, President and Principal
                                            Executive, Financial and Accounting
                                            Officer and a Director